American Beacon Small Cap Value II Fund

Supplement dated November 14, 2013
to the
Prospectus and Summary Prospectus dated February 28, 2013

The information below supplements the Prospectus and Summary Prospectus dated February 28, 2013 and is in addition to any other supplement(s):

In the “Management” section of the American Beacon Small Cap Value II Fund under “Portfolio Managers” for Fox Asset Management LLC, reference to Robert J. Milmore is deleted and the following is added:

      Patrick O’Brien
Vice President                                                                           Since 2013

In the “Fund Management” section, sub-section “The Sub-Advisors” under “Fox Asset Management LLC (“Fox”)”, all references to “Robert Milmore” and his biography is deleted from the last three sentences of the second paragraph and the following is added to the end of the paragraph:

Patrick O’Brien joined Fox Asset Management in October 2012 as a Vice President and Equities Analyst and has been a Vice President and Equity Portfolio Manager and member of the firm’s Investment Committee since November 2013. He was formerly was a Portfolio Manager and Analyst with Brown Advisory/ABIM in Baltimore, Maryland from August 2001. Prior to joining Brown Advisory/ABIM, Mr. O’Brien worked at Delaware Management Company as an Equities Analyst from August 2000 and Prudential Investments as a Portfolio Manager from February 1998. Previously, Mr. O’Brien was an Equities Analyst and Co-Founder of Schneider Capital Management from January 1997.”

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